                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.10 per share, of LNR Property Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 7th day of August 2002.


                                            MFA LIMITED PARTNERSHP
                                            By: LMM Family Corp.
                                                its General Partner


                                            By: /s/ Stuart A. Miller
                                                --------------------------------
                                                Name:  Stuart A. Miller
                                                Title: President


                                            LMM FAMILY CORP.


                                            By: /s/ Stuart A. Miller
                                                --------------------------------
                                                Name:  Stuart A. Miller
                                                Title: President


                                            MARITAL TRUST I CREATED UNDER THE
                                            LEONARD MILLER AMENDED AND RESTATED
                                            REVOCABLE TRUST AGREEMENT DATED
                                            JUNE 8, 2001


                                            By: /s/ Stuart A. Miller
                                                --------------------------------
                                                Name:  Stuart A. Miller
                                                Title: Trustee

                                   SIGNATURES


         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


         Dated: August 7, 2002



                                            MFA LIMITED PARTNERSHP
                                            By: LMM Family Corp.
                                                its General Partner


                                            By: /s/ Stuart A. Miller
                                                --------------------------------
                                                Name:  Stuart A. Miller
                                                Title: President


                                            LMM FAMILY CORP.


                                            By: /s/ Stuart A. Miller
                                                --------------------------------
                                                Name:  Stuart A. Miller
                                                Title: President


                                            MARITAL TRUST I CREATED UNDER THE
                                            LEONARD MILLER AMENDED AND RESTATED
                                            REVOCABLE TRUST AGREEMENT DATED
                                            JUNE 8, 2001


                                            By: /s/ Stuart A. Miller
                                                --------------------------------
                                                Name:  Stuart A. Miller
                                                Title: Trustee

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David W. Bernstein, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in any and all capacities any and all amendments to this Statement on
Schedule 13D and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do all such other acts and execute all such other documents as they, or any of them, may deem necessary or desirable in connection with the foregoing, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                            MFA LIMITED PARTNERSHP
                                            By: LMM Family Corp.
                                                its General Partner


                                            By: /s/ Stuart A. Miller
                                                --------------------------------
                                                Name:  Stuart A. Miller
                                                Title: President


                                            LMM FAMILY CORP.


                                            By: /s/ Stuart A. Miller
                                                --------------------------------
                                                Name:  Stuart A. Miller
                                                Title: President


                                            MARITAL TRUST I CREATED UNDER THE
                                            LEONARD MILLER AMENDED AND RESTATED
                                            REVOCABLE TRUST AGREEMENT DATED
                                            JUNE 8, 2001


                                            By: /s/ Stuart A. Miller
                                                --------------------------------
                                                Name:  Stuart A. Miller
                                                Title: Trustee



Dated:  August 7, 2002